                                                                  Exhibit (1)(d)

                              THE ARCH FUND, INC.

                             ARTICLES SUPPLEMENTARY


                 The Arch Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                 FIRST: The total number of shares of capital stock which the Corporation was heretofore authorized to issue was Two Billion (2,000,000,000) shares of Common Stock, of which Nine Hundred Sixty Million (960,000,000) shares of the par value of One Mill ($.001) each were Class A Common Stock, Nine Hundred Twenty Million (920,000,000) shares of the par value of One Mill ($.001) each were Class B Common Stock, Forty Million (40,000,000) shares of the par value of One Mill ($.001) each were Class C Common Stock, Forty Million (40,000,000) shares of the par value of One Mill ($.001) each were Class D Common Stock, and Forty Million (40,000,000) shares of the par value of One Mill ($.001) each were Class E Common Stock. The aggregate par value of all Common Stock having par value was Two Million Dollars ($2,000,000).

                  SECOND: Pursuant to Article VI of the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has reclassified Nine Hundred and Twenty Million (920,000,000) shares (of the par value of One Mill ($.001)) of authorized and unissued Class B Common Stock, Thirty Five Million

(35,000,000) shares (of the par value of One Mill ($.001)) of authorized and unissued Class C Common Stock, Thirty Five Million (35,000,000) shares (of the par value of One Mill ($.001)) of authorized and unissued Class D Common Stock, and Thirty Five Million (35,000,000) shares (of the par value of One Mill ($.001)) of authorized and unissued Class E Common Stock of the Corporation's capital stock pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on June 19, 1990:

                          RESOLVED, that pursuant to Article VI of the
                 Corporation's Articles of Incorporation (the "Charter"), (1) Nine Hundred Twenty Million (920,000,000) authorized and unissued shares currently classified as Class B Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Nine Hundred Twenty Thousand Dollars ($920,000)), be, and hereby are, reclassified as Class A Common Stock; (2) Five Million (5,000,000) authorized and unissued shares currently classified as Class C Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Thousand Dollars ($5,000)), be, and hereby are, reclassified as Class C - Special Series 1 Common Stock; (3) Thirty Million (30,000,000) authorized and unissued shares currently classified as Class C Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Thirty Thousand Dollars ($30,000)), be, and hereby are, reclassified as Class A - Special Series 1 Common Stock; (4) Five Million (5,000,000) authorized and unissued shares currently classified as Class D Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Thousand Dollars ($5,000)), be, and hereby are, reclassified as Class D - Special Series 1 Common Stock; (5) Thirty Million (30,000,000) authorized and unissued shares currently classified as Class D Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Thirty Thousand Dollars ($30,000)), be, and hereby are, reclassified as Class A - Special Series 1 Common Stock; (6) Five Million (5,000,000) authorized and unissued shares currently classified as Class E Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Thousand Dollars ($5,000)), be, and hereby are, reclassified as Class E - Special Series 1 Common Stock; and (7) Thirty Million (30,000,000) authorized and unissued shares currently classified as Class E Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Thirty Thousand Dollars ($30,000)), be, and hereby are, reclassified as Class A - Special Series 1 Common Stock.

                 Class A Common Stock
                 --------------------

                          FURTHER RESOLVED, that all consideration received by
                 the Corporation for the issue or sale of shares of Class A - Special Series 1 Common Stock shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class A Common Stock (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class A - Special Series 1 shares or such other shares of Class A Common Stock by the Board of Directors in accordance with the Corporation's Charter;

                          FURTHER RESOLVED, that all income, earnings, profits,
                 and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among shares of Class A - Special Series 1 Common Stock and shares of Class A Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values;

                          FURTHER RESOLVED, that all the liabilities (including
                 expenses) of the Corporation in respect of shares of Class A - Special Series 1 or shares of Class A Common Stock and in respect of any general liabilities (including expenses) of the Corporation allocated to shares of Class A - Special Series 1 or shares of Class A Common Stock by the Board of

                 Directors in accordance with the Corporation's Charter shall be allocated among shares of Class A - Special Series 1 Common Stock and shares of Class A Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Directors:

                                  (a)      only the shares of Class A Common
                          Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares, and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class A Common Stock;

                                  (b) only the shares of Class A - Special Series 1 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class A
                          - Special Series 1 Common Stock;

                                  (c)      No shares of Class A Common Stock
                          shall bear the expenses and liabilities described in subparagraph (b) above; and

                                  (d)      No shares of Class A - Special
                          Series 1 Common Stock shall bear the expenses and liabilities described in subparagraph (a) above.

                          FURTHER RESOLVED, that except as provided by these
                 resolutions each share of Class A - Special Series 1 Common Stock shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share now or hereafter designated as a share of Class A Common Stock (irrespective of whether said share has been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange Commission:


                                  (a)      on any matter that pertains to the
                          agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class A Common Stock (excluding shares designated as a series of such Class) shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class A Common Stock, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class A Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class A Common Stock, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class A Common Stock; and

                                  (b)      on any matter that pertains to the
                          agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Company, only shares of Class A - Special Series 1 Common Stock shall be entitled to vote, except that: (i) if said matter affects shares of capital stock in the Corporation other than shares of Class A - Special Series 1, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, shares of Class A -

                          Special Series 1 Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class A Special Series 1 Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the corporation other than said shares of Class A - Special Series 1 Common Stock.

                 Class C Common Stock
                 --------------------

                          FURTHER RESOLVED, that all consideration received by
                 the Corporation for the issue or sale of shares of Class C - Special Series 1 Common Stock shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class C Common Stock (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class C - Special Series 1 shares or such other shares of Class C Common Stock by the Board of Directors in accordance with the Corporation's Charter;

                           FURTHER RESOLVED, that all income, earnings,
                 profits, and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among shares of Class C - Special Series 1 Common Stock and shares of Class C Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values;

                          FURTHER RESOLVED, that all the liabilities (including
                 expenses) of the Corporation in respect of shares of Class C - Special Series 1 or shares of Class

                 C Common Stock and in respect of any general liabilities (including expenses) of the Corporation allocated to shares of Class C - Special Series 1 or shares of Class C Common Stock by the Board of Directors in accordance with the Corporation's Charter shall be allocated among shares of Class C - Special Series 1 Common Stock and shares of Class C Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Directors:

                                  (a)      only the shares of Class C Common
                          Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares, and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class C Common Stock;

                                  (b)       only the shares of Class C -
                          Special Series 1 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class C
                          - Special Series 1 Common Stock;

                                  (c)       No shares of Class C Common Stock
                          shall bear the expenses and liabilities described in subparagraph (b) above; and

                                  (d)       No shares of Class C - Special
                          Series 1 Common Stock shall bear the expenses and liabilities described in subparagraph (a) above.

                          FURTHER RESOLVED, that except as provided by these
                 resolutions each share of Class C - Special Series 1 Common Stock shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share now or hereafter designated as a share of Class C Common Stock (irrespective of whether said share has been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange
                 Commission:


                                  (a)       on any matter that pertains to the
                          agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class C Common Stock (excluding shares designated as a series of such Class) shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class C Common Stock, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class C Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class C Common Stock, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class C Common Stock; and

                                  (b)       on any matter that pertains to the
                          agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Company, only shares of Class C - Special Series 1 Common Stock shall be entitled to vote, except that: (i) if said matter affects shares of capital stock in the

                          Corporation other than shares of Class C - Special Series 1, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, shares of Class C - Special Series 1 Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class C Special Series 1 Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the corporation other than said shares of Class C - Special Series 1 Common Stock.

                 Class D Common Stock
                 --------------------

                          FURTHER RESOLVED, that all consideration received by
                 the Corporation for the issue or sale of shares of Class D - Special Series 1 Common Stock shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class D Common Stock (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class D - Special Series 1 shares or such other shares of Class D Common Stock by the Board of Directors in accordance with the Corporation's Charter;

                          FURTHER RESOLVED, that all income, earnings, profits,
                 and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among shares of Class D - Special Series 1 Common Stock and shares of Class D Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values;

                          FURTHER RESOLVED, that all the liabilities (including
                 expenses) of the Corporation in respect of shares of Class D - Special Series 1 or shares of Class D Common Stock and in respect of any general liabilities (including expenses) of the Corporation allocated to shares of Class D - Special Series 1 or shares of Class D Common Stock by the Board of Directors in accordance with the Corporation's Charter shall be allocated among shares of Class D - Special Series 1 Common Stock and shares of Class D Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Directors:

                                  (a)      only the shares of Class D Common
                          Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares, and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class D Common Stock;

                                   (b)     only the shares of Class D - Special
                          Series 1 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class D
                          - Special Series 1 Common Stock;

                                  (c)       No shares of Class D Common Stock
                          shall bear the expenses and liabilities described in subparagraph (b) above; and

                                  (d)       No shares of Class D - Special
                          Series 1 Common Stock shall bear the expenses and liabilities described in subparagraph (a) above.

                          FURTHER RESOLVED, that except as provided by these
                 resolutions each share of Class D - Special Series 1 Common Stock shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share now or hereafter designated as a share of Class D Common Stock (irrespective of whether said share has been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange
                 Commission:

                                  (a)      on any matter that pertains to the
                          agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class D Common Stock (excluding shares designated as a series of such Class) shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class D Common Stock, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class D Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class D Common Stock, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class D Common Stock; and

                                  (b)      on any matter that pertains to the
                          agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Company, only shares of Class D - Special Series 1 Common Stock shall be entitled to vote, except that: (i) if said matter affects shares of capital stock in the Corporation other than shares of Class D - Special Series 1, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, shares of Class D - Special Series 1 Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class D Special Series 1 Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class D - Special Series 1 Common Stock.

         Class E Common Stock
         --------------------

                          FURTHER RESOLVED, that all consideration received by
                 the Corporation for the issue or sale of shares of Class E - Special Series 1 Common Stock shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class E Common Stock (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class E - Special Series 1 shares or such other shares of Class E Common Stock by the Board of Directors in accordance with the Corporation's Charter;

                          FURTHER RESOLVED, that all income, earnings, profits,
                 and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among shares of Class E - Special Series 1 Common Stock and shares of Class E Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values;

                          FURTHER RESOLVED, that all the liabilities (including
                 expenses) of the Corporation in respect of shares of Class E - Special Series 1 or shares of Class E Common Stock and in respect of any general liabilities (including expenses) of the Corporation allocated to shares of Class E - Special Series 1 or shares of Class E Common Stock by the Board of Directors in accordance with the Corporation's Charter shall be allocated equally among shares of Class E - Special Series 1 Common Stock and shares of Class E Common Stock, respectively (irrespective of whether said shares have been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation) in proportion to their respective net asset values except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Directors:

                                  (a)      only the shares of Class E Common
                          Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares, and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class E Common Stock;

                                  (b) only the shares of Class E - Special Series 1 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class E
                          - Special Series 1 Common Stock;

                                  (c)      No shares of Class E Common Stock
                          shall bear the expenses and liabilities described in subparagraph (b) above; and

                              (d)      No shares of Class E - Special
                      Series 1 Common Stock shall bear the expenses and liabilities described in subparagraph (a) above.

                      FURTHER RESOLVED, that except as provided by these
                 resolutions each share of Class E - Special Series 1 Common Stock shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share now or hereafter designated as a share of Class E Common Stock (irrespective of whether said share has been designated as a part of a series of said Class and, if so designated as a part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange
                 Commission:

                              (a)      on any matter that pertains to the
                      agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class E Common Stock (excluding shares designated as a series of such Class) shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class E Common Stock, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class E Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class E Common Stock, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class E Common Stock; and

                              (b)      on any matter that pertains to the
                      agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution
                      (or any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Company, only shares of Class E - Special Series 1 Common Stock shall be entitled to vote, except that: (i) if said matter affects shares of capital stock in the Corporation other than shares of Class E - Special Series 1, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, shares of Class E - Special Series 1 Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class E
                      - Special Series 1 Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class E - Special Series 1 Common Stock.

                 THIRD: The total number of shares of capital stock which the Corporation is presently authorized to issue is Two Billion (2,000,000,000) shares of Common Stock, of which One Billion Eight Hundred and Eighty Million (1,880,000,000) shares of the par value of One Mill ($.001) each are Class A Common Stock, Ninety Million (90,000,000) shares of the par value of One Mill ($.001) each are Class A - Special Series 1 Common Stock, Five Million (5,000,000) shares of the par value of One Mill ($.001) each are Class C Common Stock, Five Million (5,000,000) shares of the par value of One Mill ($.001) each are Class C - Special Series 1 Common Stock, Five Million (5,000,000) shares of the par value of One Mill ($.001) each are Class D Common Stock, Five Million (5,000,000) shares of the par value of One Mill ($.001) each are Class D - Special Series 1 Common Stock, Five Million (5,000,000) shares of the par value of One Mill ($.001) each are Class E Common Stock, and Five Million (5,000,000) shares of the par value of One Mill ($.001) each are Class E Special Series 1 Common Stock. The total number of shares the Corporation is authorized to issue and the aggregate par value of all shares having par value remains unchanged.

                 FOURTH: The shares of Class B, Class C, Class D, and Class E Common Stock of the Corporation reclassified pursuant to the resolutions set forth in Article SECOND of these Articles Supplementary have been reclassified by the Corporation's Board of Directors under the authority contained in the Charter of the Corporation.

                 IN WITNESS WHEREOF, The Arch Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested to by its Secretary as of October 30, 1990.


[SEAL]                                     THE ARCH FUND, INC.

Attest:
                                           By: /s/ Jerry V. Woodham
                                               --------------------------
                                               Jerry V. Woodham, President




/s/ W. Bruce McConnel, III
---------------------------
W. Bruce McConnel, III
   Secretary

                                  CERTIFICATE


                 THE UNDERSIGNED, President of THE ARCH FUND, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.





                                                   /s/ Jerry V. Woodham
                                                   ----------------------------
                                                   Jerry V. Woodham, President



Dated as of:
     October 30, 1990